Earnings Per Share	9 Months Ended
Sep. 30, 2026
Earnings Per Share [Abstract]
Earnings Per Share
3.	Earnings Per Share

Basic earnings per common share (“EPS”) is computed by dividing net income attributable to the common shareholders of the Company by the weighted-average number of common shares outstanding. Diluted EPS is computed in the same manner as basic EPS, except that the calculation includes the dilutive effect of the assumed vesting of outstanding restricted stock units (“RSUs”) under the treasury stock method, except where the inclusion of such shares would have an antidilutive impact. There were no antidilutive RSUs excluded from the diluted EPS calculation for the three and nine months ended September 30, 2026. Prior to the Separation on July 1, 2026, employee equity awards represented potential shares of S&P Global common stock rather than the Company’s common stock and were not included in the Company’s diluted EPS calculation.

The calculation of basic and diluted EPS is as follows:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in millions, except share and per share data)	2026	2025	2026	2025
Net income attributable to common shareholders	$42	$71	$150	$194

Weighted-average shares outstanding - basic (1)	294,830,037	294,821,318	294,824,224	294,821,318
Effect of dilutive securities - RSUs	1,310,624	—	436,875	—
Weighted-average shares outstanding - diluted	296,140,661	294,821,318	295,261,099	294,821,318

Income per share:
Basic	0.14	0.24	0.51	0.66
Diluted	0.14	0.24	0.51	0.66
(1)	Shares outstanding as of June 30, 2026 were 294,821,318, which was used to calculate both basic and diluted earnings per share for the three and nine months ended September 30, 2025.